EXHIBIT 32.1

TECOGEN INC.
CERTIFICATION REQUIRED BY EXCHANGE ACT RULES 13a-14(b) and 15d-14(b),
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    Each of, Benjamin Locke, Chief Executive Officer, and Abinand Rangesh, Chief Financial Officer, of Tecogen Inc., or the Company, certify, pursuant to Section 1350, Chapter 63 of Title 18, United States Code that, to his knowledge:

1.The Annual Report on Form 10-K of the Company for the year ended December 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78 m or 78o(d)); and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2022

/s/ Benjamin Locke
Benjamin Locke
Chief Executive Officer

/s/ Abinand Rangesh
Abinand Rangesh
Chief Financial Officer